Exhibit 10.1

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”), dated as of December 21, 2007, among United Stationers Supply Co., an Illinois corporation, as the Borrower (the “Borrower”), United Stationers Inc., a Delaware corporation, as a Credit Party, the Lenders, PNC Bank, National Association and U.S. Bank National Association, as Syndication Agents, KeyBank National Association and LaSalle Bank, National Association, as Documentation Agents, and JPMorgan Chase Bank, National Association, as Agent (the “Agent”).  Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Second Amended and Restated Five-Year Revolving Credit Agreement (the “Credit Agreement”) dated as of July 5, 2007 among the Borrower, United Stationers Inc., the Lenders and the Agent;

WHEREAS, pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended to issue term loans thereunder in the aggregate principal amount of $200,000,000; and

WHEREAS, subject to the terms and conditions hereof, the undersigned Lenders and the Agent have agreed to the requested changes;

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Amendment to the Credit Agreement.  Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

(a)           On the cover page and the first page of the Credit Agreement, the title of the Credit Agreement shall be changed to the “Second Amended and Restated Credit Agreement”.

(b)           Section 1.1 is hereby amended as follows:

(i)  The definition of “Advance” is hereby modified by deleting therefrom the two references to “Revolving”.

 (ii)  The definition of “Business Day” is hereby modified by replacing the language now contained therein with the following:

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

 (iii)  The definition of “Commitment” is hereby modified to insert “Revolving” immediately before the reference to “Loans”.

(iv)  The definition of “Commitment Schedule” is hereby modified to insert the following at the end thereof:  “and each Lender’s Term Loan Commitment”.

(v)  The definition of “Credit Extension Date” is hereby modified to insert “of Revolving Loans” immediately after the reference to “Advance”.

(vi)  The definition of “Eurodollar Loan” is hereby modified to delete therefrom the reference to “Revolving”.

(vii)  The definition of “Floating Rate Loan” is hereby modified to delete therefrom the reference to “Revolving”.

(viii)  The definition of “Loan” is hereby modified to add at the end thereof the following:  “or such Lender’s Term Loan made pursuant to Sections 2.21 and 2.22.”

(ix)  The definition of “Pro Rata Share” is hereby modified by replacing the language now contained therein with the following:

“Pro Rata Share” means, with respect to a Lender, a portion equal to a fraction the numerator of which is the sum of such Lender’s Commitment plus the outstanding principal balance of such Lender’s Term Loans at such time (in each case, as adjusted from time to time in accordance with the provisions of this Agreement) and the denominator of which is the sum of the Aggregate Commitment plus the outstanding principal balance of all Term Loans at such time, or, if the Aggregate Commitment has been terminated, a fraction the numerator of which is the sum of such Lender’s Outstanding Credit Exposure plus the outstanding principal balance of such Lender’s Term Loans at such time and the denominator of which is the sum of the Aggregate Outstanding Credit Exposure plus the outstanding principal balance of all Term Loans at such time.”

(x) The definition of “Type” is hereby modified to delete therefrom the reference to “Revolving”.

(c)           Section 1.1 is hereby further amended by adding the following definitions:

“Revolving Percentage” means, with respect to a Lender, a portion equal to a fraction the numerator of which is such Lender’s Commitment at such time (in each case, as

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adjusted from time to time in accordance with the provisions of this Agreement) and the denominator of which is the Aggregate Commitment at such time, or, if the Aggregate Commitment has been terminated, a fraction the numerator of which is such Lender’s Outstanding Credit Exposure at such time and the denominator of which is the sum of the Aggregate Outstanding Credit Exposure at such time.

“Term Loan Commitment” shall mean the commitment of each Lender to make Term Loans as set forth on the Commitment Schedule.

“Term Loan Effective Date” shall mean the date as of which the conditions precedent to the issuance of the Term Loans as provided in Section 2.21 have been satisfied.

“Term Loan Maturity Date” shall mean the earlier of (a) July 5, 2012 and (b) the date of acceleration of the Term Loans pursuant to Section 8.1 hereof.

(d)           Sections 2.1.2, 2.4.4, 2.5.1, 2.20.2, 2.20.4, 2.20.5, 2.20.6 and 2.20.10 are hereby amended to delete the references to “Pro Rata Share” and replace them with references to “Revolving Percentage.”

 (e)          Section 2.3(a) is hereby amended by (i) inserting a reference to “of Revolving Loans” immediately after the reference to “Advance” and (ii) inserting the following sentence at the end “Each Advance of Term Loans hereunder shall consist of Term Loans made from the several Lenders ratably in proportion to their respective Term Loan Commitments.”

(f)            Section 2.6 is hereby amended by inserting a reference to “of Revolving Loans” immediately after the reference to “Floating Rate Advance”.

(g)           Section 2.8 is hereby amended to delete the reference to “Revolving” immediately prior to the initial reference to “Loans”.

(h)           Section 2.13 is hereby amended to delete each reference to “Revolving”.

(i)            Section 2.17 is hereby amended to delete each reference to “Revolving”.

(j)            Section 2.18 is hereby amended to delete each reference to “Revolving”.

(k)           Section 2.19 is hereby amended to delete the references to “Pro Rata Share” and replace them with references to “pro rata share”, and is further amended to insert “and the Term Loans” immediately after each reference to “Outstanding Credit Exposure” and is further amended to delete the reference to “Revolving”.

(l)            A new Section 2.22 is hereby added as follows:

“Section 2.22.  Term Loans.  Each Lender agrees to make a Term Loan to the Borrower on the Term Loan Effective Date in an amount equal to such Lender’s Term Loan Commitment by making immediately available funds available to the Agent not later than the time specified by the Agent.  Amounts prepaid or repaid in respect of Term Loans may not be

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reborrowed.  The Borrower shall repay the aggregate outstanding principal balance of the Term Loans on the Term Loan Maturity Date.”

(m)          Section 3.2 is hereby amended to insert “, its Term Loans” immediately after the reference to “Outstanding Credit Exposure”.

(n)           Section 3.3 is hereby amended to delete the reference to “Revolving”.

(o)           Section 3.6 is hereby amended to delete the reference to “Revolving”.

(p)           Section 6.13.7 is hereby amended to delete the reference to “$20,000,000” and to replace it with “$40,000,000.”

(q)           The Commitment Schedule to the Credit Agreement is hereby amended by deleting the Commitment Schedule now attached to the Credit Agreement and substituting therefor the Commitment Schedule attached to this Amendment.

(r)            The Pricing Schedule to the Credit Agreement is hereby amended by adding at the end of the first sentence in the last paragraph the following:  “except that, beginning on the Term Loan Effective Date, the Applicable Margin for Term Loans shall be based on Level V Status until the receipt of Financials for the fiscal year ending December 31, 2007”.

(s)           Schedule 6.13 to the Credit Agreement is hereby amended to delete Item 3 on Part A thereof and to delete Part B thereof.

2.             Conditions of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if, the Agent shall have received each of the following:

(a)           duly executed originals of this Amendment from the Borrower, the Required Lenders parties to the Credit Agreement prior to giving effect to this Amendment, each of the Lenders with a Term Loan Commitment and the Agent;

(b)           the Agent shall have received duly executed originals of a Reaffirmation in the form of Attachment A attached hereto from each of the Credit Parties identified thereon; and

(c)           such other documents, instruments and agreements as the Agent may reasonably request.

3.             Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)  This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

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(b)  Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and agrees that all such covenants, representations and warranties (as so modified) shall be deemed to have been remade as of the effective date of this Amendment; provided that to the extent any such representation or warranty is stated in the Credit Agreement to relate solely to an earlier date, the Borrower affirms solely that such representation or warranty was true and correct in all material respects on and as of such earlier date.

4.             Reference to the Effect on the Credit Agreement.

(a)  Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)  Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.             Costs and Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs, fees and out-of-pocket expenses (including attorneys’ fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

6.             Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

7.             Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.             Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

UNITED STATIONERS SUPPLY CO.,
as the Borrower

By:
Name:	Victoria J. Reich
Title:	Senior Vice President and Chief
Financial Officer

Notice Information:

One Parkway N. Blvd., Suite 100
Deerfield, Illinois 60015-2559
Attn: General Counsel
Telephone: (847) 627-7000
Facsimile: (847) 627-7087

With a copy to:

One Parkway N. Blvd., Suite 100
Deerfield, Illinois 60015-2559
Attn: Chief Financial Officer
Telephone: (847) 627-2113
Facsimile: (847) 627-7113
and
Facsimile: (847) 572-2358

UNITED STATIONERS INC.,
as a Credit Party

By:
Name:	Victoria J. Reich
Title:	Senior Vice President and Chief
Financial Officer

Notice Information:

One Parkway N. Blvd., Suite 100
Deerfield, Illinois 60015-2559
Attn: General Counsel
Telephone: (847) 627-7000
Facsimile: (847) 627-7087

With a copy to:

One Parkway N. Blvd., Suite 100
Deerfield, Illinois 60015-2559
Attn: Chief Financial Officer
Telephone: (847) 627-2113
Facsimile: (847) 627-7113
and
Facsimile: (847) 572-2358

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION, individually, as an LC Issuer, and as Agent

By:
Name:
Title:

Notice Information:

10 S. Dearborn St.
Chicago, IL 60603
Attn: Nathan Bloch
Telephone: (312) 325-3094
Facsimile: (312) 325-3077

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION

By:
Name:
Title:

LASALLE BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

RBS CITIZENS, N.A., as Lender and as LC Issuer

By:
Name:
Title:

FIFTH THIRD BANK (CHICAGO), A MICHIGAN BANKING CORPORATION

By:
Name:
Title:

NATIONAL CITY BANK

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.

By:
Name:
Title:

ASSOCIATED BANK, N.A.

By:
Name:	Daniel Holzhauer
Title:	Vice President

CAPITAL ONE, N.A.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:	Edmund Lester
Title:	Senior Vice President

CHARTER ONE BANK, N.A.

By:
Name:
Title:

THE NORTHERN TRUST COMPANY

By:
Name:
Title:

HSBC BANK, USA, N.A.

By:
Name:
Title:

TD BANKNORTH, N.A.

By:
Name:
Title:

FIRST HAWAIIAN BANK

By:
Name:
Title:

ATTACHMENT A

REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1 to the Second Amended and Restated Five-Year Revolving Credit Agreement dated as of July 5, 2007 by and among UNITED STATIONERS SUPPLY CO. (the “Borrower”), UNITED STATIONERS INC., as a credit party (the “Parent”), the financial institutions from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent (the “Agent”) (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), which Amendment No. 1 is dated as of December 21, 2007 (the “Amendment”).  Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.  The undersigned acknowledge and agree that nothing in the Credit Agreement, the Amendment or any other Loan Document shall be deemed to require the Agent or any Lender to consent to any future amendment or other modification to the Credit Agreement or any Loan Document.  Each of the undersigned reaffirms the terms and conditions of the Guaranty, the Security Agreement, the Intellectual Property Security Agreements and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.  All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:  December 21, 2007

LAGASSE, INC.	UNITED STATIONERS FINANCIAL
SERVICES LLC
By:
Name:	By:
Title:	Name:
Title:

UNITED STATIONERS SUPPLY CO.	UNITED STATIONERS TECHNOLOGY
SERVICES LLC
By:
Name:	By:
Title:	Name:
Title: